November 2024 Corporate Overview

2 DISCLAIMER AND FORWARD LOOKING STATEMENTS 2 This presentation has been prepared by Centessa Pharmaceuticals plc (the “Company”) for informational purposes only and not for any other purpose. This presentation does not contain all the information that is or may be material to investors or potential investors and should not be considered as advice or a recommendation to investors or potential investors in respect of the holding, purchasing or selling of securities or other financial instruments and does not take into account any investor’s particular objectives, financial situation or needs. The communication of this presentation may be restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. 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Statements in this presentation that are not statements of historical fact are forward-looking statements, including, without limitation, statements related to the Company’s ability to deliver impactful medicines to patients; the ability of our key executives to drive execution of the Company’s portfolio of programs; our asset-centric business model and the intended advantages and benefits thereof; research and clinical development plans; the scope, progress, results and costs of developing our product candidates or any other future product candidates; the development and therapeutic potential of our product candidates, including ORX750, ORX142, ORX489, and, LB101; strategy; regulatory matters, including the timing and likelihood of success of obtaining approvals to initiate or continue clinical trials or market any products; the Company’s ability to successfully conduct its clinical development of ORX750 below the maximum exposure limit set by the U.S. Food and Drug Administration (“FDA”) or, in the event the Company plans to exceed the maximum exposure limit, the Company’s ability to successfully have the maximum exposure limit removed; enroll subjects in clinical trials; market size and opportunity for our product candidates; and our anticipated cash runway. 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In light of these risks and uncertainties, the events or circumstances referred to in the forward-looking statements may not occur. The actual results may vary from the anticipated results and the variations may be material. These forward- looking statements should not be taken as forecasts or promises nor should they be taken as implying any indication, assurance or guarantee that the assumptions on which such forward looking statements have been made are correct or exhaustive or, in the case of the assumptions, fully stated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation is given. All projections, valuations and statistical analyses are provided for information purposes only. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law. They may be based on subjective assessments and assumptions and may use one among alternative methodologies that produce different results and to the extent they are based on historical information, they should not be relied upon as an accurate prediction of future performance. This presentation discusses product candidates that are under clinical study, and which have not yet been approved for marketing by the FDA or any other regulatory agency. No representation or warranty, express or implied, is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. 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Discovering and Developing Medicines that are Transformational for Patients 3 Potential best-in-class / first-in-class orexin agonist franchise Ongoing momentum in 2024 with clinical milestones anticipated across our orexin agonist pipeline in 2025 Strong balance sheet OUR MISSION Centessa reported $518.4 million in cash, cash equivalents and short-term investments as of September 30, 2024. Cash runway estimated into mid-2027.

Our Most Advanced Potential Best-in-Class / First-in-Class Medicines for Patients

ASSET	DISEASE/CONDITION	MECHANISM
ORX750	Narcolepsy Type 1 (NT1)	OXR2 Agonist
ORX750	Narcolepsy Type 2 (NT2)	OXR2 Agonist
ORX750	Idiopathic Hypersomnia (IH)	OXR2 Agonist
ORX142	Neurological, Neurodegenerative & Psychiatric Disorders	OXR2 Agonist
ORX489	Neurological, Neurodegenerative & Psychiatric Disorders	OXR2 Agonist
LB101	Solid Tumors	PD-L1xCD47 LockBody®


PRE-CLINICAL
PHASE 1
PHASE 2
REGISTRATIONAL

Centessa has multiple early-stage assets not reflected on this slide.

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5 2024 Driving Momentum ANTICIPATED MILESTONES LOCKBODY TECHNOLOGY PLATFORM LB101 Phase 1/2a study ongoing OREXIN AGONIST PROGRAM ORX750 Initiated Phase 2a study in patients with NT1, NT2, and IH; Data expected in 2025 Presentation of Phase 1 data planned for Q2 2025 ORX142 IND-enabling studies ongoing; Clinical data in acutely sleep- deprived healthy volunteers expected in 2025 ORX489 Entering IND-enabling studies

6 LockBody Technology Platform Orexin Agonist Program

Orexin agonists have the potential to transform the standard of care for individuals with sleep-wake, neurological, neurodegenerative and psychiatric disorders 7

8 Centessa is Developing a Pipeline of Potential Best-in-Class / First-in-Class Orexin Receptor 2 (OX2R) Agonists ORX750 for the treatment of NT1, NT2 and IH ORX142 for the treatment of neurological, neurodegenerative and psychiatric disorders Earlier stage OX2R agonists and therapeutics for additional potential indications ORX489 for the treatment of additional neurological, neurodegenerative and psychiatric disorders hOX2R EC50 Selectivity vs. hOX1R ORX750 0.110 nM 9,800x ORX142 0.069 nM 13,000x ORX489 0.035 nM 8,800x

9 ORX750 a Potential Best-in-Class Oral OX2R Agonist for the Treatment of NT1, NT2 and IH Favorable safety and tolerability profile;1 No observations of hepatotoxicity, visual disturbances or hallucinations, as of Oct. 31, 2024 data cutoff date1 MWT (Maintenance of Wakefulness Test); Phase 1 study ongoing 1. Interim Phase 1 study data 2. Doghramji K, et al., “A normative study of the maintenance of wakefulness test (MWT).” Electroencephalogr Clin Neurophysiol 1997; 103:554-62 Highly potent, selective, novel OX2R agonist with linear PK profile to support once-daily, oral dosing with rapid absorption1 Shown to restore normative wakefulness2 in acutely sleep-deprived healthy volunteers with mean sleep latency of 34 mins (MWT) at 3.5 mg dose1 ORX750 Highly potent, selective orexin receptor type 2 (OX2R) agonist

10 PHASE 1 STUDY ORX750 First-in-Human Healthy Volunteer (HV) Study Phase 1 clinical study of ORX750: Evaluate the safety, tolerability and pharmacokinetics (PK) of single-ascending and multiple-ascending doses in healthy adult subjects In parallel Efficacy assessments are being performed using the Maintenance of Wakefulness Test (MWT)* and Karolinska Sleepiness Scale (KSS) in acutely sleep-deprived healthy adult subjects *MWT is an established registrational and objective endpoint in EDS in sleep-wake disorders.

PHASE 1 STUDY

SAD Combined with Efficacy Assessment in Acutely Sleep-Deprived HV

PoC-sleep study cohorts to assess efficacy of ORX750 by measuring sleep latency with the **Maintenance of Wakefulness Test (MWT)** and subjective sleepiness with the **Karolinska Sleepiness Scale (KSS)** in acutely sleep-deprived healthy subjects



Dose escalate based on review of data from each cohort
SAD
Cohort 'n+1'
N≥10 HVs per cohort from SAD 1:1 randomization
Sleep Study Cohort 'n+1'
Placebo
ORX750
Washout
ORX750
Placebo
MWT and KSS
MWT and KSS
SAD
Cohort 'n'
N=12 HVs per cohort, randomized to ORX750 (N=9) or placebo (N=3)
N≥10 HVs per cohort from SAD 1:1 randomization
Sleep Study Cohort 'n'
Placebo
ORX750
Washout
ORX750
Placebo
MWT and KSS
MWT and KSS
12-hour acute sleep deprivation period; dosing at night
12-hour acute sleep deprivation period; dosing at night

CENTESSA PHARMACEUTICALS

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ORX750 Demonstrated Dose-Dependent and Significant Improvements in Mean Sleep Latency INTERIM PHASE 1 ORX750 LS Mean (95% CI) Sleep Latency (Minutes) Placebo LS Mean (95% CI) Sleep Latency (Minutes) LS Mean Difference Compared to Placebo (95% CI) p-Value 1.0 mg (n=8) 18 (12, 23) 10 (4, 15) 8 (0, 16) p=0.04 2.5 mg (n=8) 32 (22, 42) 17 (7, 27) 15 (5, 26) p=0.01 3.5 mg (n=10) 34 (27, 40) 13 (7, 20) 20 (15, 25) p<0.0001 As of October 31, 2024 data cutoff date. Phase 1 study ongoing. Least squares (LS) mean. Per the Phase 1 study design, a sleep study cohort (MWT) is optional at each SAD level, and has been conducted for 1 mg, 2.5 mg and 3.5 mg doses. Mean sleep onset latency in the MWT (time to sleep onset over the four sessions performed at ~2, 4, 6, and 8 h after dosing at 11 p.m.; maximum 40 min per session). 1. Doghramji K, et al., A normative study of the maintenance of wakefulness test (MWT). Electroencephalogr Clin Neurophysiol 1997; 103:554-62. 12 The 2.5 and 3.5 mg doses were shown to restore normative wakefulness1 in acutely sleep-deprived healthy volunteers

INTERIM PHASE 1

ORX750 Demonstrated a Favorable Safety and Tolerability Profile in Both Single and Multiple Dose Studies

	SAD Cohorts						MAD Cohorts		
	Placebo *(n=15)*	**ORX750 1.0 mg** *(n=9)*	**ORX750 2.0 mg** *(n=9)*	**ORX750 2.5 mg** *(n=9)*	**ORX750 3.5 mg** *(n=9)*	**ORX750 5.0 mg** *(n=9)*	**Placebo** *(n=4)*	**ORX750 2.0 mg** *(n=8)*	**ORX750 3.0 mg** *(n=8)*
Any TEAE, n (%)	4 (27)	3 (33)	3 (33)	1 (11)	0	3 (33)	2 (50)	4 (50)	3 (38)
Related	4 (27)	0	2 (22)	1 (11)	0	2 (22)	1 (25)	4 (50)	2 (25)
Nonrelated	1 (7)	3 (33)	2 (22)	0	0	2 (22)	2 (50)	2 (25)	1 (12)
Mild	4 (27)	3 (33)	3 (33)	1(11)	0	3 (33)	2 (50)	4 (50)	3 (38)
Moderate	0	0	0	0	0	0	0	0	0
Severe	0	0	0	0	0	0	0	0	0
TEAEs leading to discontinuation, n (%)	0	0	0	0	0	0	0	0	0
Serious TEAEs, n (%)	0	0	0	0	0	0	0	0	0
Frequently reported AEs associated with other OX2R agonists									
Insomnia	0	0	0	0	0	0	1 (25)	2 (25)	0
Urinary frequency/urgency	1 (7)	0	0	0	0	1 (11)	0	1 (12)	1 (12)
Visual disturbances	0	0	0	0	0	0	0	0	0
Hepatotoxicity	0	0	0	0	0	0	0	0	0
Blood pressure increased	0	0	0	0	0	0	0	0	0

- No cases of hepatotoxicity, visual disturbances or hallucinations were observed
- No clinically significant treatment-emergent changes in hepatic and renal parameters, vital signs or electrocardiogram (ECG) parameters

As of October 31, 2024 data cutoff date. Phase 1 Study is ongoing. Treatment-emergent adverse event (TEAE). Includes safety data from SAD cohorts. Safety data from Sleep Study Cohorts was consistent with SAD. Nonrelated includes unlikely related and not related. Related includes probably and possibly related.

CENTESSA PHARMACEUTICALS
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14 PHASE 2a STUDY Phase 2a Study of ORX750 in Patients with NT1, NT2, IH Evaluate safety, tolerability, and pharmaco- kinetics in NT1, NT2, and IH patients Efficacy assessments will evaluate excessive daytime sleepiness using the Maintenance of Wakefulness Test (MWT)* and Epworth Sleepiness Scale (ESS)*, weekly cataplexy rate* (NT1 patients only), and overall symptom improvement** Exploratory efficacy assessments will measure sleep, cognition, attention, memory, and general health *MWT and ESS are established registrational endpoints for EDS in sleep-wake disorders and weekly cataplexy rate is an established registration endpoint for cataplexy in NT1 ** Measured by Narcolepsy Severity Scale (NSS) and Idiopathic Hypersomnia Severity Scale (IHSS)

After each 2-week period, treatment assignment (ORX750 or Placebo) may change PHASE 2a STUDY Randomized, Double-blind, Placebo-Controlled Basket Study of ORX750 in Patients with NT1, NT2, and IH Innovative design with potential to enable well-powered and efficient data generation All patients to receive ORX750 for at least 4 weeks Optimal number of patients to allow efficient recruitment Potential for optimized dose selection Data expected in all three indications in 2025 15

ORX142 Demonstrated High In Vitro Potency and Selectivity Activation pattern was comparable to OXA with lack of biased agonism1 No significant differences in OX2R potency were observed across species2 No significant pharmacological activity observed in GPCR selectivity and in vitro safety panels3 16 EC50 0.069 nM for hOX2R >13,000-fold selectivity vs. hOX1R ORX142 at hOX2R ORX142 at hOX1R OXA at hOX2R Fluorescent imaging plate reader (FLIPR) assay with Chinese hamster ovary (CHO) cells stably expressing recombinant human OX1R or OX2R; OXA EC50 at hOX2R = 0.035 nM; ORX142 EC50 at hOX1R = 930 nM. 1 Calculated from FLIPR Ca2+ mobilization and Pathhunter β-arrestin recruitment assays 2 Human, mouse, rat, dog, monkey recombinant receptors in vitro. 3 SAFETYscan47, gpcrMAX, Drug Abuse Potential Panel, Comprehensive In vitro Proarrhythmia Assay (CiPA) representing > 400 assays PRECLINICAL DATA -12 -10 -8 -6 0 25 50 75 100 Log concentration (M) Activation (% total)

ORX142 (mg/kg, p.o.) ORX142 Increased Wakefulness and Decreased NREM and REM Sleep in Non-Human Primates (NHPs) ORX142 preclinical data presentation at the European Sleep Research Congress, September 26, 2024. 4 males and 3 females used; EEG, EMG recorded using intraperitonially implanted telemeters and manually scored in 10-sec epochs; dosing 30 min prior to start of dark period (rest phase). NREM sleep includes all substages of NREM sleep for simplicity. *For all doses p < 0.05 vs. 0 mg/kg, Holm-Sidak multiple comparisons test following repeated-measures analysis of variance in counterbalanced design. PRECLINICAL DATA 17 In marmosets wake time increased at ≥0.03 mg/kg (lowest dose tested) 0 0.03 0.1 0.3 0 25 50 75 100 % of Time (0-8 h post dose) * Wakefulness 0 0.03 0.1 0.3 0 25 50 75 100 * NREM Sleep 0 0.03 0.1 0.3 0 5 10 15 20 * REM Sleep

-12 -10 -8 -6 0 25 50 75 100 Log concentration (M) Activation (% total) ORX489 Designed as a Highly Potent and Selective OX2R Agonist Activation pattern was indistinguishable from OXA with lack of biased agonism1 No significant differences in OX2R potency were observed across species2 No significant pharmacological activity observed in GPCR selectivity and in vitro safety panels3 18 EC50 0.035 nM for hOX2R 8,800-fold selectivity vs. hOX1RORX489 at hOX2R ORX489 at hOX1R OXA at hOX2R Fluorescent imaging plate reader (FLIPR) assay with Chinese hamster ovary (CHO) cells stably expressing recombinant human OX1R or OX2R; OXA EC50 at hOX2R = 0.035 nM; ORX489 EC50 at hOX1R = 310 nM. 1 Pathhunter β-arrestin recruitment assay with CHO cells co-expressing ProLink (PK)-tagged OX2R and Enzyme Acceptor (EA)-tagged β-arrestin. 2 Human, mouse, rat, dog, monkey recombinant receptors in vitro. 3 Safety 47 and GPCRMax from >60 receptor families. PRECLINICAL DATA

ORX750 Sleep-Wake Disorders NT1, NT2 & IH $5B+ potential market opportunity ORX142 & ORX489 Neurological, Neurodegenerative and Psychiatric Disorders $10B+ potential market opportunity 19 Building a Multi-Asset Orexin Agonist Franchise Source: Evaluate Pharma 2030 projected sales for narcolepsy – sales are not risk adjusted; projections for EDS in other disorders based on internal market research Centessa’s orexin pipeline also includes earlier stage orexin agonists and therapeutics

20 OREXIN AGONIST PROGRAM ORX750 Initiated Phase 2a study in patients with NT1, NT2, and IH; Data expected in 2025 Presentation of Phase 1 data planned for Q2 2025 ORX142 IND-enabling studies ongoing; Clinical data in acutely sleep- deprived healthy volunteers expected in 2025 ORX489 Entering IND-enabling studies

21 LockBody Technology Platform Orexin Agonist Program

***LockBody* Technology Platform aims to *redefine* immuno-oncology treatment**

- **Novel pharmacology** combining tumor enrichment with activation of effector function
- Designed as **single agent** systemic treatment
- Potential **wide therapeutic index**[1]

CENTESSA PHARMACEUTICALS

LB101 is an investigational agent that has not been approved by the FDA or any other regulatory authority. Information on the Phase 1/2a trial of LB101 can be accessed at www.clinicaltrials.gov (NCT05821777). 1. LB101 *in-vivo* preclinical data: MC38 hPD-L1+ syngeneic model in mouse, and in non-human primates where LB101 was delivered IV at 5, 20, 50mg/kg (q7d x 4).

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Locked Configuration MOA LockBody LB101 Conditionally tetravalent PD-L1xCD47 bispecific monoclonal antibody 23

Unlocked Configuration LockBody LB101 Conditionally tetravalent PD-L1xCD47 bispecific monoclonal antibody MOA 24

PRECLINICAL DATA

Significant Tumor Regression Observed In-Vivo with LB101



3000
2000
1000
0
Cutoff
Average Tumor Volume (mm³)
0
5
10
15
20
25
Time on Treatment (Days)
IgG1 isotype control
0/16 regressed
Atezolizumab 5 mg/kg
1/16 regressed
Atezolizumab 10 mg/kg
3/16 regressed
LB101 8.5 mg/kg
14/16 regressed
LB101 17 mg/kg
12/16 regressed

CENTESSA PHARMACEUTICALS

Source: *In vivo*- 5 mg/kg of atezolizumab is equivalent to 8.5 mg/kg of LB101. Data presented at ASCO in June 2022. https://investors.centessa.com/static-files/2f9bffb4-97a6-4320-8885-70f12aa4d036. MC38 hPD-L1+ syngeneic model in mouse. Triangles indicate dosing schedule.

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Observed to be Well Tolerated in Non-Human Primates (NHPs) with LB101 Doses up to 50mg/kg Source: In-vivo- LB101 delivered IV at 5, 20, 50mg/kg (q7d x 4) in non-human primates. No anemia/ thrombocytopenia No weight loss No change in red blood cell or hemoglobin 26 PRECLINICAL DATA

LB101 is in an ongoing Phase 1/2a first-in-human clinical trial 27

Discovering and Developing Medicines that are Transformational for Patients 28 Potential best-in-class / first-in-class orexin agonist franchise Ongoing momentum in 2024 with clinical milestones anticipated across our orexin agonist pipeline in 2025 Strong balance sheet OUR MISSION Centessa reported $518.4 million in cash, cash equivalents and short-term investments as of September 30, 2024. Cash runway estimated into mid-2027.